UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2025

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed in the Current Report on Form 8-K filed by 180 Life Sciences Corp. (the “Company”, “we” and “us”), with the Securities and Exchange Commission on June 18, 2025, on June 17, 2025, the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of stock options to purchase (a) 410,000 shares of common stock to Blair Jordan, the Chief Executive Officer of the Company (which were issued in the name of his wholly-owned entity, Blair Jordan Strategy and Finance Consulting Inc.); (b) 25,000 shares of common stock to Eric R. Van Lent, the Chief Accounting Officer of the Company; (c) 255,000 shares of common stock to Ryan Smith, Lead Director; (d) 165,000 shares of common stock to Stephen H. Shoemaker, director; and (e) 110,000 shares of common stock to Dr. Lawrence Steinman, director, each in consideration for services rendered and to be rendered to the Company.

To the extent such grants are deemed to be “sold or offered” (and not issued under a no-sale theory), we claim an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for such grants, since the foregoing grants did not involve a public offering, the recipients were (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act. The securities are subject to transfer restrictions, and the securities contain/will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01 Other Events.

Effective on June 17, 2025, the Board of Directors of the Company appointed (a) Stephen H. Shoemaker as Chairperson of the Audit Committee of the Board of Directors (Mr. Ryan Smith moved from Chairman of the Audit Committee to a member of the Audit Committee), and as a member of the Compensation Committee and Nominating and Corporate Governance Committee, and (b) Mr. Ryan Smith as the Chairman of the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2025

180 LIFE SCIENCES CORP.

By:	/s/ Blair Jordan
	Name:	Blair Jordan
	Title:	Chief Executive Officer

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